Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,668,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,623.58
Total Offset Amount	0.00
Net Fee	$ 3,623.58
Final Prospectus	false